

THE NATION'S LARGEST POWERSPORTS DEALER IS NOW THE ONLY OMNICHANNEL POWERSPORTS PLATFORM

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INVESTOR PRESENTATION

March 2021

Disclaimer

Forward-Looking Statements

Certain statements made in this presentation and the introductory video are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "target," "believe," "expect," "will," "shall," "may," "anticipate," "estimate," "would," "positioned," "future," "forecast," "intend," "plan," "project," "outlook," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this presentation and the introductory video regarding the proposed business combination of RumbleOn and RideNow contemplated by the definitive agreement (the "Transaction"), including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreement; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) the failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of the COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of the pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the Securities and Exchange Commission (the "SEC") relating to the Transaction, including those under "Risk Factors" therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this presentation and the introductory video should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn's management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Please Watch Introductory Video at

WWW.RUMBLEONANDRIDENOW.COM

RideNow - the largest powersports dealer in the country...

Snapshot

Founded	Headquarters	Employees
1983	Chandler, AZ	~1,800

Vehicles Sold	Revenue	EBITDA/Net Income
45,000+ 2020	$899.4M 2020[1]	$96.6M/$90.3M 2020[1]

RideNow Revenue Mix (2020)[1]



F&I 8%
Service, Parts & Other 19%
Used Vehicles 16%
New Vehicles 57%

Total Revenue



Kawasaki 5%
Yamaha 6%
Honda 7%
Other 16%
Polaris 26%
BRP 20%
HD 20%

Vehicle Sales-Brand[2]



ATVs 7%
Other 12%
UTVs 39%
Motorcycles 42%

Vehicle Sales-Type[2]

The RideNow Footprint



RideNow, the largest powersports retailer in the U.S., operates more than 40 full-service dealerships offering a complete portfolio of the latest powersports products



1
3
2
11
4
1
1
3
3
2
1
1
1
4
2
Locations per region

Strategic geographic position concentrated in the sunbelt region provides year-round sales strength

1) Based on 2020 unaudited financial statements of RideNow.
2) Reflects mix of New and Used vehicle sales only. Does not include revenue from F&I, or Service, Parts & Other.

...is now the first omnichannel platform in powersports...

Powersports Retailer

RideNow Powersports

Nation's largest powersports dealership group with more than 40 full-service retail and service locations

Combination will create the largest publicly-traded powersports platform with a differentiated omnichannel strategy

Powersports E-Commerce

RumbleOn

E-commerce company that aggregates and distributes pre-owned vehicles and facilitates 100% online transactions

2020 Pro Forma Financial Profile[1]

$1.3B	$90.8M	$65.3M	63,000+
Revenue	*Adj. EBITDA*	*Net Income*	*Vehicles Sold*

A Full-Service Platform to Revolutionize the Customer Experience

Buy, Sell or Trade without Leaving Your Home	Virtual Inventory Listings Online and In Store	Physical Retail and Service Locations	Proprietary Supply Aggregation
Apparel, Parts, Service and Accessories	Vehicle Transportation and Logistics	Online Cash Offers	Proprietary Online Financing

Omnichannel platform offers the consumer the fastest, easiest and most transparent transaction online or in store

The business combination is subject to closing conditions, including successful completion of debt and equity financing, RumbleOn stockholder approval, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement.

1) Based on 2020 unaudited financial statements of RumbleOn and RideNow. Pro forma information is preliminary and does not include purchase accounting adjustments. Audited historical financials and updated unaudited pro forma information will be provided in future filings with the SEC.

...providing customers with the most comprehensive offering

	RUMBLE ON + RideNow Powersports	Carmax	Carvana	Cycle Trader	eBay	Craigslist
True Omnichannel	✓	✓	✗	✗	✗	✗
Facilitate Dealer to Consumer Sales	✓	✓	✓	✗	✗	✗
Facilitate Dealer to Dealer Sales	✓	✓	✗	✗	✗	✗
Facilitate Consumer to Consumer Sales	✓	✗	✗	✗	✗	✗
Online Cash Offers Consumers	✓	✓	✓	✗	✗	✗
Online Cash Offers Dealers	✓	✗	✗	✗	✗	✗
Online Cash Offers Lenders	✓	✗	✗	✗	✗	✗
Consumer Listing Site	✓	✗	✗	✓	✓	✓
Dealer Listing Site	✓	✗	✗	✓	✓	✓
Multi-Vehicle Segments	✓	✗	✗	✓	✓	✓
Physical Retail Locations	✓	✓	✓	✗	✗	✗
Online Auction Platform	✓	✗	✗	✗	✓	✗

Source: Company websites, SEC filings, investor presentations.

$100B+ TAM with tailwinds from changes in consumer behavior

Well Positioned to Capitalize on the Secular Changes in Consumer Behavior Accelerated by COVID-19

Shift in Demographics

- New demographic groups are coming to powersports - increasing diversity, from gender to ethnicity to age
- Number of female motorcycle owners nearly doubled from 2000 to 2020 and the average age of female riders declined 10 years
- Powersports give Millennials and Gen Z the "experience culture" they crave
- These generations prefer entry point provided by pre-owned
- Growth in first-time riders drives lifetime enthusiasts

Transition to Outdoor Lifestyle



- Outdoor sports equipment surged
- Escaping the indoors
- Social yet socially distant
- Interactive exercise

Digital Adoption Accelerated

eCommerce year-over-year growth %


15%
44%
2019
2020

2 / 3 Of new car shoppers are comfortable completing the entire process online today

Online auto purchase adoption to continue


1%
6%
14%
27%
2020
2025
2030
2035

Consumers will be increasingly comfortable making large purchases online

Today's consumer is experience-focused; RumbleOn's acquisition platform for pre-owned vehicles enables the combined business to capture incremental market share as new riders continue to enter the category

Source: NPD, National Marine Manufacturers Association, U.S. Department of Commerce, Cox Automotive, Boston Consulting Group, McKinsey & Company.

Proven consolidator in a highly fragmented industry


Unique Public Currency and Platform
Culture of Innovation
Disruptive E-Commerce Platform
Strategic & Experienced Management Team
Powersports Industry Consolidation
Fragmented Industry
Successful M&A Track Record
Healthy and Strong Balance Sheet
Strong Relationships with the Best OEMs in Powersports

7,000+

distinct powersport dealerships within the U.S.

15%

of total industry sales are generated from the 50 largest U.S. powersport companies

2%

of dealers own 6 or more locations

85%

of dealers only own a single dealership location

Technology-first platform offering best-in-class customer experience


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RumbleOn 3.0 will be the de-facto industry marketplace

Seasoned executive team to combine 150+ years experience in vehicle retail

- Upon closing, Messrs. Tkach and Coulter to join board of directors and executive management team of combined company
- Five-member senior management team each expected to enter into three-year executive employment agreements effective upon closing



RideNow Powersports

31 YEARS
Mark Tkach
Co-principal owner & Co-founder, RideNow



Coulter Automotive Group | RideNow Powersports

40 YEARS
William Coulter
Co-principal owner & Co-founder, RideNow



Chesrown GMC | AutoNation | BlackRock | Vroom | RumbleOn

43 YEARS
Marshall Chesrown
Chief Executive Officer, RumbleOn



Blockbuster | Viacom | AutoNation | RumbleOn

33 YEARS
Steve Berrard
Chief Financial Officer, RumbleOn



AutoNation | ARS | AWG | IAS Integrated Auction Solutions | RumbleOn

25 YEARS
Peter Levy
Chief Operating Officer, RumbleOn

Defined opportunities for sales growth and margin expansion

- Source and direct pre-owned, in-demand inventory to retail locations
- Leverage physical locations to increase conversion of Cash Offer
- RumbleOn Finance to be rolled out in-store to capture incremental sales
- Inventory sourcing and distribution will allow for capturing margin on both sides of the transaction
- Nationwide sourcing platform will be utilized for new standalone stores for pre-owned vehicles
- Leverage e-commerce presence to drive foot traffic to retail locations
- Drive attachment rates of high margin service and parts
- Utilize real time business intelligence from online transactions to impact store level inventory and pricing decisions


RumbleOn's technology platform and dominance in pre-owned, combined with RideNow's retail brand and physical footprint provide meaningful synergy opportunities

Pro forma combined company guidance

($)	2020 Pro forma[1]	2021E Low[2]	2021E High[2]	Long-Term[3]
Revenue	$1.3B	$1.45B	$1.55B	$5B+
Adj. EBITDA	$90.8M	$100M	$110M	> 10.0%

1) Based on 2020 unaudited financial statements of RumbleOn and RideNow. Pro forma information is preliminary and does not include purchase accounting adjustments. Audited historical financials and updated unaudited pro forma information will be provided in future filings with the SEC.
2) Transaction is expected to close Q2/Q3 2021. 2021 guidance provided as if transaction completed January 1, 2021.
3) Reflects long-term Revenue and Adjusted EBITDA margintargets.

Investment highlights

Revolutionary business combination will create the first omnichannel customer experience in one of the fastest growing vehicle segments

1	Largest publicly-traded powersports platform with a disruptive omnichannel strategy
2	Proven consolidator in a highly fragmented industry
3	$100B+ TAM in powersports with tailwinds from changes in consumer behavior
4	Technology-first platform offering best-in-class customer experience
5	Seasoned executive team to combine 150+ years experience in vehicle retail
6	Defined opportunities for sales growth and margin expansion

Transaction overview

- RumbleOn, a technology-driven, motor vehicle dealer and e-commerce platform, will combine with up to 46 entities operating under the RideNow brand for a total consideration of up to $575.4 million
  - Consideration includes $400.4 million of cash and ~5.8 million shares of RumbleOn Class B Common Stock
- RideNow is the nation's largest powersports dealership group with more than 40 full-service retail and service locations
- Cash consideration to be financed through a combination of up to $280 million of debt and the remainder through the issuance of new equity
  - Entered into a commitment letter with funds managed by Oaktree Capital Management L.P. ("Oaktree") to provide for up to $400 million of aggregate debt financing, subject to certain conditions
    - Of the $400 million of committed debt financing, $280 million would be funded at closing with the remaining $120 million financing commitment taking the form of a delayed draw term loan facility available to finance permitted acquisitions and similar investments
  - The number of shares issued to RideNow is subject to increase as described in the agreement
- The transaction is subject to successful completion of the debt and equity financing, RumbleOn stockholder approval, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement
- The transaction creates the first and largest omnichannel powersports dealership in the country with a powerful e-commerce platform
- Expected close Q2/Q3 2021

Transaction overview (cont.)

Sources	
New Debt (L + 725bps cash, 100bps PIK)	$280M
RideNow Debt Assumed	15
RideNow Rollover Equity	175
New Equity	170
RumbleOn Cash	2
RideNow Cash Acquired	53
Total Sources of Funds	**$695M**

Uses	
Paydown Existing Debt	$3M
RideNow Debt Assumed	15
RideNow Rollover Equity	175
Cash to RideNow Shareholders	400
Transaction Fees and Expenses	28
Cash to Pro Forma Balance Sheet	74
Total Uses of Funds	**$695M**

Pro Forma Capitalization	
Total Debt[1]	$340M
Pro Forma Cash	74
Net Debt	**$266M**

Pro Forma Equity Ownership (Shares / %)	
Existing RumbleOn Shareholders	2.2M / 16.7%
RideNow Shareholders	5.8 / 47.1%
New Equity[2]	4.4 / 35.2%
Pro Forma Shares Outstanding	**12.4M / 100%**

1) Includes principal balance of senior convertible notes.
2) Assumes shares issued at RMBL closing price of $38.94 as of March 12, 2021.


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Additional Information about the Transaction and Where to Find It

In connection with the Transaction, RumbleOn intends to file relevant materials with the SEC, including a preliminary proxy statement, and when available, a definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this presentation and the introductory video are not incorporated by reference into, and are not a part of, this presentation and the introductory video.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn's stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement relating to the Transaction when available. Information about RumbleOn's directors and executive officers and their ownership of RumbleOn's common stock is set forth in RumbleOn's definitive proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 29, 2020. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RideNow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of RumbleOn in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement relating to the Transaction.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.